[GRAPHIC OF FLAGS OMITTED]

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2001

                         [GRAPHIC OF FIVE STARS OMITTED]

MORNINGSTAR RATED[TM] GABELLI GLOBAL TELECOMMUNICATIONS FUND 5 STARS OVERALL AND
 FOR THE FIVE-YEAR PERIOD ENDED 09/30/01 AMONG 2904 DOMESTIC EQUITY FUNDS. THE FUND WAS RATED FOUR STARS FOR THE THREE-YEAR PERIOD ENDED 09/30/01 AMONG 4633
                             DOMESTIC EQUITY FUNDS.
TO OUR SHAREHOLDERS,
      Global telecommunications stocks held up reasonably well following the tragic events of September 11. In part, this was due to the fact that core telecommunications services are relatively recession resistant. However, the group's stability in the weeks following the crisis may be better explained by the fact that telecommunications stock prices already discounted a great deal of bad news stemming from problems in many sectors of the industry.
INVESTMENT PERFORMANCE
      For the third quarter ended September 30, 2001, The Gabelli Global Telecommunications Fund (the "Fund") fell 19.86%. The Salomon Smith Barney Global Telecommunications Index and the Morgan Stanley Capital International ("MSCI") World Free Index of global equity markets declined 15.88% and 14.68%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund fell 36.57% for the trailing twelve-month period. The Salomon Smith Barney Global Telecommunications Index and MSCI World Free Index fell 46.24% and 28.14%, respectively, over the same twelve-month period.
      For the three-year period ended September 30, 2001, the Fund's total return averaged 7.83% annually, versus average annual returns of 0.53% for the MSCI World Free Index and an average annual decline of 7.33% for the Salomon Smith Barney Global Telecommunications Index, respectively. For the five-year period ended September 30, 2001, the Fund's total return averaged 13.18% annually, versus average annual total returns of 5.30% and 4.16% for the Salomon Smith Barney Global Telecommunications Index and MSCI World Free Index, respectively. Since inception on November 1, 1993 through September 30, 2001, the Fund had a cumulative total return of 125.81%, which equates to an average annual total return of 10.83%.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 9/30/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF applicable) Morningstar Rating metrics. Morningstar Rating is for Class AAA shares only; other classes may have different performance characteristics.


INVESTMENT RESULTS (CLASS AAA SHARES) (a)


                                                                     Quarter
                                                    ------------------------------------------------
                                                      1ST        2ND         3RD        4TH          YEAR
                                                      ---        ---         ---        ---          ----

2001:    Net Asset Value                            $15.71     $16.26      $13.03          --           --
         Total Return                               (10.9)%      3.5%      (19.9)%         --           --
---------------------------------------------------------------------------------------------------------------------------
2000:    Net Asset Value                            $28.28     $25.41      $23.84      $17.63       $17.63
         Total Return                                 4.9%     (10.2)%      (6.2)%     (14.2)%      (24.1)%
---------------------------------------------------------------------------------------------------------------------------
1999:    Net Asset Value                            $19.18     $21.95      $22.88      $26.95       $26.95
         Total Return                                15.4%      14.4%        4.2%       31.0%        80.3%
---------------------------------------------------------------------------------------------------------------------------
1998:    Net Asset Value                            $15.91     $16.22      $14.48      $16.62       $16.62
         Total Return                                19.4%       1.9%      (10.7)%      24.0%        34.8%
---------------------------------------------------------------------------------------------------------------------------
1997:    Net Asset Value                            $11.29     $13.17      $14.22      $13.32       $13.32
         Total Return                                 0.1%      16.7%        7.9%        4.6%        31.9%
---------------------------------------------------------------------------------------------------------------------------
1996:    Net Asset Value                            $11.72     $12.16      $11.73      $11.28       $11.28
         Total Return                                 5.4%       3.8%       (3.5)%       3.3%         9.0%
---------------------------------------------------------------------------------------------------------------------------
1995:    Net Asset Value                             $9.77     $10.29      $11.12      $11.12       $11.12
         Total Return                                 0.4%       5.3%        8.1%        1.6%        16.2%
---------------------------------------------------------------------------------------------------------------------------
1994:    Net Asset Value                             $9.68      $9.62      $10.38       $9.73        $9.73
         Total Return                                (5.1)%     (0.6)%       7.9%       (5.3)%       (3.7)%
---------------------------------------------------------------------------------------------------------------------------
1993:    Net Asset Value                              --         --           --       $10.20       $10.20
         Total Return                                 --         --           --         3.0%(b)      3.0%(b)
---------------------------------------------------------------------------------------------------------------------------

                        AVERAGE ANNUAL RETURN (CLASS AAA)
                             SEPTEMBER 30, 2001 (A)

   1 Year ..................................... (36.57)%
   3 Year .....................................   7.83%
   5 Year .....................................  13.18%
   Life of Fund (b) ...........................  10.83%

                                Dividend History
--------------------------------------------------
PAYMENT (EX) DATE   RATE PER SHARE  REINVESTMENT PRICE
-----------------   --------------  ------------------
December 27, 2000       $2.780           $17.32
December 27, 1999       $2.940           $26.31
December 28, 1998       $1.310           $16.38
December 30, 1997       $1.550           $13.28
December 31, 1996       $0.840           $11.28
December 29, 1995       $0.182           $11.12
December 30, 1994       $0.095           $ 9.73
December 31, 1993       $0.102           $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAAShares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The investment results for the Fund's Class B and Class C Shares would be slightly lower due to the additional expenses associated with these classes of shares (exclusive of any front-end or contingent deferred sales charge).
(b) From  commencement  of  investment  operations  on November  1, 1993.  Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of September 30, 2001. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.
COMMENTARY

TELECOM HEROES

      We join all Americans in hailing the brave police officers, firefighters, emergency workers, and civilians who risked their lives trying to save others at the World Trade Center and Pentagon. We also want to praise telecommunications workers in lower Manhattan, who worked around the clock in extremely difficult conditions to restore critical voice and data services to the financial capital of the world. These heroes helped get the markets open, the first victory in what will be America's and the free world's triumph over terrorism.

CRISIS MANAGEMENT

      Among the many hard lessons learned on September 11, is that advanced voice and data communications systems are essential, not just for the security of the financial markets, but for national security as well. Most financial service companies had back up data systems in place that allowed them to keep functioning during the crisis. They will continue to improve these systems in the future. Overburdened cellular telephone networks failed to function as effectively as anticipated, clearly revealing the cracks in our wireless infrastructure. The FBI and other national investigative organizations are using the Internet to trace the activities of the terrorists. They will find the Internet an increasingly effective tool in preventing future breaches of national security.
      As the economy feels the full impact of the terrorist attacks, and probably heads into what we believe will be a relatively benign and short-lived recession, corporations in a wide variety of industries will be even more attentive to cutting costs and increasing productivity through improving data networking capabilities. Out of this terrible tragedy comes the recognition that the world must complete the work it has started in developing technologically sophisticated communications networks.

LIGHT AT THE END OF THE TELECOM TUNNEL

      The problems that have plagued telecommunications stocks over the last eighteen months have not disappeared. There is still over-capacity and consequently, intense pricing competition in many sectors of the industry. Leading service providers' balance sheets have stabilized, but relatively high levels of debt, particularly for European telecommunication companies, continue to concern investors. The capital markets remain closed to new entrants in the business and many promising young companies are failing. Although each passing week we are seeing fewer new lows for telecommunication stocks, we have yet to

                      HOLDINGS BY INDUSTRY SECTOR - 9/30/01

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
Wireless Communications--29.5
Local--22.6
National--18.4
Long Distance--6.2
Energy and Utilities--3.8
Entertainment--3.5
Equipment--3.2
Satellite--2.9
Cable--2.7
Aerospace--1.8

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/01

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
United States--64.1
Europe--15.7
Canada--9.01
Asia/Pacific Rim--4.7
Japan--4.0
Latin America--2.5
      experience much upward momentum with the notable exception of several of the Regional Bell Operating Companies and established independent local access providers, which rebounded this quarter.
      With all these problems still weighing on the industry, why are we cautiously optimistic that global telecommunications stocks can come back strong in the years ahead? Primarily because demand for voice and especially data communications services continues to grow at a rapid rate. We believe growth in Internet use alone will strain the existing wired and wireless telecommunications infrastructure much sooner than generally anticipated. New communications products and services such as technologically advanced Personal Digital Assistants ("PDAs") should also enhance demand and help soak up excess network capacity. As demand begins to overtake existing capacity, the capital markets will once again open their doors, providing the financing necessary to finish the systems required for completing the communications superhighway.
      In addition, we expect to see significant consolidation in the industry. Today, the extensive network assets of the financially troubled Competitive Local Exchange Carriers (CLECs), Data Local Exchange Carriers (DLECs - the companies building high speed DSL networks to connect to the Internet), and independent wireless communications upstarts, are being put out to bid. They will be purchased, probably for the proverbial "song," by financially stronger, more established telecommunication companies, which will make these assets considerably more productive.
      Finally, and perhaps most importantly, selected telecommunications stocks are now selling at true bargain basement prices. There will be more casualties in what will continue to be a "survival of the fittest" environment. But, the strong will get stronger and in the process should begin to attract more favorable investor attention in the years ahead.

INVESTMENT SCORECARD

      Portfolio losers outnumbered gainers by a wide margin in the third quarter. Regional Bell Operating Companies, SBC Communications and BellSouth posted decent gains. Leading long distance/local access independents Sprint and WorldCom closed the quarter modestly higher. Rural telephone companies Shenandoah Telecommunications and CenturyTel also finished in the black as Alltel's proposed (and rejected) acquisition of CenturyTel attracted investor attention to this fragmented sector of the industry. Several smaller European companies, including Greece's Hellenic Telecommunications, Swisscom and Portugal Telecom, advanced as well.
      The bottom of our performance list was dominated by promising young companies such as Metromedia Fiber, McLeodUSA, 360networks and Winstar Communications, now struggling to survive the cash flow squeeze resulting from the recalcitrant capital markets. Major European telecommunication companies including France Telecom, Deutsche Telekom and Cable & Wireless continued to disappoint. Most of our Latin American telecommunications investments performed poorly.

OUR REGULATORY FOOTPRINT

      Gabelli & Company, Inc. published on September 17, 2001 an overview of the Federal Communications Commission, various regulations that may change, and sectors and companies that will benefit. We thought we would share this report with you.

FEDERAL COMMUNICATIONS COMMISSION                   REGULATORY CHANGE = CATALYST
--------------------------------------------------------------------------------
      The five  member  FCC is  currently  composed  of four  members:  Chairman
Michael Powell (Republican), Kathleen Abernathy (Republican), Kevin Martin (Republican), and Michael Copps (Democrat). The fifth commissioner, Gloria Tristani (Democrat), left her position on September 7th. President Bush must appoint another Democrat to fill her position, and the Republicans will maintain their 3-2 majority. Michael Powell is a proponent of deregulation and free markets. Under his watch we expect several rules to be addressed, which should be favorable for companies in the cable, satellite, broadcasting, publishing, and telecom industries.


                        FEDERAL COMMUNICATIONS COMMISSION
                                       FCC
[GRAPHIC OF FCC OMITTED]
MICHAEL POWELL (R)
KATHLEEN ABERNATHY (R)
MICHAEL COPPS (D)
KEVIN MARTIN (R)
OPEN
---------------------------------------------------------------------------------------------------------------------------
REGULATION                               CURRENT STATUS                           "BULL CASE"
---------------------------------------------------------------------------------------------------------------------------

- Cable Ownership Cap                    30% of pay TV subscribers                Above 50% or no cap
- Affiliated Programming Cap             Affiliated content < 40% of first        No cap
                                         75 channels
- Cable/Broadcast Cross-                 No cable and broadcast TV in same        Removal of ban
   ownership                             Designated Market Area (DMA)
- Cable Dual Must Carry                  Must carry analog broadcast signal       Not forced to carry both
                                                                                  broadcast digital and analog
- Cable Open Access                      Notice of Inquiry                        No forced open access
- Satellite Must Carry                   Must carry all local analog              DBS Co. chooses which
                                         broadcasts if carry one                  broadcast stations to carry
- Broadcast/Newspaper Cross-             No newspaper and broadcast               Removal of ban
   ownership                             station in same DMA
- National TV Ownership Cap              35% of television audience               Above 50% or no cap
- TV Duopolies                           Can own two stations in one              Eliminate rating and voice tests
                                         market if only one is in top four
                                         and eight independent voices exist
- Wireless Spectrum Cap                  45 MHz in urban and 55 MHz in            No cap
                                         rural markets
- Wireline - Section 271                 Regional Bell Operating Companies        RBOCs can offer in-region LD
                                         (RBOCs) cannot offer in-region
                                         Long Distance (LD)

CABLE & SATELLITE (Andrew Rittenberry 914-921-6592)
-----------------

CABLE OWNERSHIP CAP

      - The 1992 Cable Act called for limits on the number of cable subscribers one firm could control. In 1993, the FCC set the limit at 30% of cable subscribers. In 1999, the FCC changed the limit to 30% of all multichannel video subscribers, including DBS, cable, wireless cable, etc.

      - In March 2001, the DC Federal Court of Appeals rejected the current 30% ownership cap as "arbitrary" and remanded it back to the FCC. Rather than appeal the decision, the FCC has filed a Notice of Proposed Rule Making to modify the rule. On September 13, 2001, the commission held an open meeting to discuss its thoughts on a new rule and to solicit public comments and suggestions. Following a comment period, the FCC will issue a new ownership ruling. We expect this to occur sometime in mid to late 2002. The DC Court of Appeals can then take up this rule again.

      - WE EXPECT THE FCC TO RAISE THE CAP ABOVE 50% OR REMOVE IT ALTOGETHER. AT THE VERY LEAST, WE EXPECT THE FCC TO LIBERALIZE THE RULES FOR COUNTING ATTRIBUTED SUBSCRIBERS.

      - Removal of the cap would provide AT&T Broadband and AOL Time Warner the ability to merge their two cable systems, creating an industry juggernaut. More importantly perhaps, removal of the cap could spur a further round of general industry consolidation. In our opinion, the most likely takeover candidate in the industry today is Cablevision Systems.

VERTICAL PROGRAMMING LIMITS
      - Currently, cable operators are barred from programming more than 40% of their first 75 channels with affiliated programming. (Systems with over 75 channels must reserve 45 channels for non-affiliated programming).

      - In the same court decision discussed above, the DC court also rejected this rule and remanded it back to the FCC.

      - There has been little comment by the FCC about this change, as no operator was close to a violation. HOWEVER, WE BELIEVE THIS RULE WILL BE DROPPED, AS THE LOGIC BEHIND IT IS SUSPECT. Similar to the cap above, the FCC filed a Notice of Proposed Rulemaking on September 13. The same process applies.

      - The biggest beneficiary in the current marketplace is AOL Time Warner, though it is still relatively far from the limit.

CABLE/BROADCAST CROSS-OWNERSHIP
      - The Telecom Act of 1996 eliminated the statutory prohibition against cable system/TV broadcast station cross ownership in the same market. The FCC has yet to change its own rule barring the practice. The DC Court of Appeals heard oral arguments on the subject on September 7th.

      - Initial comments made during the hearing by the justices appear to support easing this rule. WE EXPECT THAT THE FCC WILL EVENTUALLY REMOVE THIS BAN.

      - Though few companies have been clamoring for a rule change, AOL Time Warner would be the clear beneficiary. AOL owns the WB network, but owns no local affiliates, which provide the majority of the free cash flow to other networks such as ABC, CBS, etc. The WB is the only network that owns no local Owned & Operated stations today.

CABLE DUAL MUST CARRY FOR DIGITAL AND ANALOG
      - Currently, cable companies are required to carry all local analog broadcast signals or negotiate for retransmission consent. Broadcasters are seeking to force cable operators to carry proposed digital signals on separate channels, if they are forced by the FCC to broadcast them for free over the air.

      - The National Association of Broadcasters (NAB) is filing numerous lawsuits, in an attempt to force cable to carry both signals. The NAB is also attempting to get legislation passed on Capitol Hill mandating dual must carry of both.

      - THE FCC HAS TENTATIVELY INDICATED THAT IT WILL SUPPORT THE CABLE INDUSTRY IN ITS DESIRE TO CARRY ONLY THE ANALOG OR THE DIGITAL
        PROGRAMMING OF LOCAL BROADCASTERS, NOT BOTH THE ANALOG AND DIGITAL PROGRAMMING. There has been no formal rulemaking as of yet.

      - We believe all cable operators will be better off carrying only one signal. This issue has more weight on Multiple System Operator's (MSO) in major DMA's. Larger DMA's typically have many more local channels that must be carried. The cable company typically receives no revenue from local broadcasters whatsoever. The less local signals that must be carried, the more capacity there is in the pipe for high-speed data, video, telephony, etc. That means more revenue and cash flow per unit of bandwidth to the operator.
INTERNET OPEN ACCESS VIA CABLE
      - In 2000, there were three cases involving open access decided in the court system. Each deemed Internet over cable something different. One called it an unregulated data service, one a cable service, and the other a telecommunications service. If deemed a telecommunications service, it will be open to the same rules as the RBOC's under the Telecomm Act of 1996, meaning mandatory unbundling and open access.
      - The three courts all referred the issue to the FCC. In July of 2001, the 4th Circuit Court in Richmond, VA, ruled that a county could not impose open access on a cable system. The court also referred the issue back to the FCC for guidance.
      - THE FCC HAS ISSUED A NOTICE OF INQUIRY (NOI) ON THIS MATTER. However, given that the FCC appears loath to further regulate or interfere with the market mechanism, we believe it will not force open access on the operators for the foreseeable future.

SATELLITE MUST CARRY

      - In January 2002, satellite carriers are required to begin carrying all local channels in a market if they carry any. Today, they only carry the top 3-4 networks in each market.

      - The ability to offer local channels through the satellite is a major competitive threat to cable operators. Given the fixed capacity of the satellite fleet, the less stations the operators must carry, the more individual markets can be offered the local service.

      - THE FCC RECENTLY REAFFIRMED THIS MUST CARRY PROVISION IN A RULING DATED SEPTEMBER 5TH, 2001. The DBS carriers are fighting this must carry rule in two cases in the 4th Circuit court in Richmond, VA.

BROADCASTING & PUBLISHING (Evan Carpenter 914-921-6595)
-------------------------

BROADCAST/NEWSPAPER CROSS-OWNERSHIP
      - Currently, the FCC, as a rule, doesn't allow the same company to own both a broadcast station and a daily newspaper in the same market.
      - Michael Powell has previously supported lifting the ban on broadcast/newspaper cross-ownership. He has stated, "... the combined resources may allow for greater and more efficient coverage of local events that could not be covered by the two individually."

      - Recently, the FCC granted News Corp. a 24-month waiver of this rule when it acquired, from Chris Craft, WWOR-TV in New York, where it also owns the POST. The FCC defended the waiver by stating that the market would still exhibit diversity, and it considered not only other TV stations and newspapers, but also radio stations and cable operators.

      - The FCC stated that News Corp. would have to come into compliance with the rule within the 24-month period provided "it is necessary under our rules at that time".

      - At their open meeting on September 13th, the FCC started reviewing the ban on cross-ownership. The FCC will reach a conclusion following a comment period. WE EXPECT THIS BAN TO BE RELAXED.

      - Relaxation of this rule should allow companies like Belo, Tribune and Gannett to acquire newspaper companies in their TV markets like Pulitzer, Knight-Ridder and McClatchy. Also, Hearst-Argyle would be allowed to acquire Young Broadcasting.

TELEVISION OWNERSHIP CAP

      - Television station groups are limited as to their national audience reach; no group may reach over 35% of the national audience, with Ultra
        High Frequency (UHF) channels counted at half of their actual reach.
      - Chairman Powell has also expressed support of raising the ownership cap.
        He has argued  that the cap limits  economies  of scale and thus  raises costs.

      - The cap is predominantly supported by the network affiliates who argue that if the networks were allowed to increase their coverage, it would give them too much leverage over their affiliates.

      - On the other hand, the networks and some large broadcast groups, which want to expand their reach and take advantage of owning more stations and the economies of scale, oppose the cap.

      - Since the broadcasting industry is divided over this rule, we would expect the FCC to let the courts rule, before they decide whether or not to address it.

      - Viacom, News Corp., and General Electric have challenged the cap in the US Court of Appeals for the District of Columbia Circuit. Oral arguments were heard on September 7th. THIS IS THE SAME COURT THAT REJECTED THE 30% CABLE OWNERSHIP CAP (SEE ABOVE), AND WE WOULD EXPECT A SIMILAR RULING FOR BROADCASTERS.

TV DUOPOLY

      - A television station group may only own two stations in the same market provided that (a) there are at least eight independently owned and operated stations in the market after the combination, and (b) at least one of the two stations is not in the top four stations in the market as defined by audience share.

      - ALTHOUGH WE BELIEVE THAT GIVEN THE DEREGULATORY NATURE OF THE FCC, IT WOULD BE IN FAVOR OF EXTENDING THE DUOPOLY PRIVILEGE TO SMALLER MARKETS, THIS MIGHT ALSO BE DECIDED IN THE COURTS.

      - Sinclair has already received, from the US Court of Appeals for the District of Columbia Circuit, a stay of the FCC requirement to divest four Local Marketing Agreements (LMA) that violate the eight voices test. Sinclair now has petitioned the court to reverse the order. Oral arguments are scheduled for January 2002.

      - Relaxing the duopoly regulations would benefit companies like Sinclair and also allow companies like Disney's ABC to strengthen their positions in certain markets like Los Angeles and San Francisco by acquiring Young Broadcasting.

TELECOM (Dmitry Khaykin 914-921-5015)
------------

 WIRELESS SPECTRUM CAP

      - The Commercial Mobile Radio Service (CMRS) spectrum cap governs the amount of CMRS spectrum that can be licensed to a single entity within a particular geographic area. Under the current cap, a single entity may acquire attributable interests in the licenses of broadband Personal Communications Service (PCS), cellular, and Specialized Mobile Radio
        (SMR) services that cumulatively do not exceed 45 MHz of spectrum within Metropolitan Service Areas (MSA) and 55 MHz of spectrum in Rural Service Areas (RSA).

      - The cellular cross-interest rule, which limits the ability of a party to have ownership interests in cellular carriers in overlapping cellular geographic service areas (CGSAs), has been amended and currently allows a party to have a non-controlling or otherwise non-attributable direct or indirect ownership interest of up to 20% (up from 5%) in both cellular licensees in overlapping CGSAs.

      - Some of the spectrum under consideration for 3G services (1755-1850 MHz) is currently in the hands of the Department of Defense (DoD). In our opinion, the latest terrorists acts in New York and Washington, DC make it even less likely that DoD will give up this spectrum.

      - Given the limited availability of clean spectrum suitable for broadband mobile applications and the increasingly competitive nature of wireless services, industry participants have been arguing to increase or eliminate the spectrum cap. Chairman Powell has also expressed his interest in addressing this issue. WE BELIEVE FCC WILL EITHER LIFT SPECTRUM CAP OR INCREASE IT SUFFICIENTLY TO SUPPORT FURTHER INDUSTRY GROWTH.

      - The companies that stand to benefit the most from a spectrum cap lift are regional carriers such as US Cellular, Rural Cellular, Dobson, Alltel, and Western Wireless, as well as the last independent national carrier, Nextel.

WIRELINE -- SECTION 271

      - Section 271 of the Telecommunications Act of 1996 lays out detailed requirements that RBOCs must meet in order to gain approval for entry into the in-region interLATA market. Section 271 contains two central provisions. One requires the presence of a facilities-based competitor for both business and residential customers. The second requires compliance with the "Competitive Checklist".

      - Over the past few years, both Verizon and SBC have been successful in obtaining 271 approvals in several of their in-region states.

      - There is a growing belief that once RBOCs gain 271 approvals, they will focus on gaining market share among lucrative business accounts. We think that one of the options RBOCs might pursue is to acquire long distance carriers such as AT&T, Sprint and WorldCom.

      - Under the Internet  Freedom and Broadband  Deployment  Act of 2001 (H.R.
        1542), also known as the Tauzin-Dingell bill, RBOCs would be allowed to offer in-region data services regardless of their 271 status. Although the bill faces uncertainty both in the House and the Senate, the issue of in-region interLATA services may become moot fairly soon as RBOCs gradually gain 271 approvals in their territories.

      - WHILE WE DO NOT EXPECT TAUZIN-DINGELL BILL TO PASS, AT LEAST TWO RBOCS, VERIZON AND SBC, SHOULD BE IN POSITION TO GAIN STATE-BY-STATE SECTION 271 APPROVAL IN MOST OF THEIR MARKETS BY LATE 2002.

      - Long distance companies should benefit from the RBOCs' re-entry into in-region LD voice and data markets. RBOCs can quickly gain market share, particularly among business customers, by acquiring established carriers such as AT&T, WorldCom and Sprint, as well as emerging providers such as Williams Communications and Global Crossing.



      The following table lays out potential combinations that we believe could take place in a more deregulatory environment.

TABLE 1: SOME BENEFICIARIES (POTENTIAL DEALS)
POTENTIAL TARGET           POTENTIAL ACQUIRER      RULE CHANGE NEEDED                    BENEFIT
---------------------------------------------------------------------------------------------------------------------------

BROADCASTERS
------------

Acme                       AOL Time Warner         Cable/TV            AOL would own the distribution of 9 WB affiliates
(ACME)                                             Cross-Ownership     for their WB TV network.
Tribune                    AOL Time Warner         Cable/TV            AOL would own the distribution of 16 WB affiliates
(TRB)                                              Cross-Ownership     for their WB TV network.
Young                      Hearst-Argyle           TV/Newspaper        Hearst would obtain cross-ownership positions in
(YBTVA)                                            Cross-Ownership     San Francisco and Albany.
                           Disney                  Duopoly             ABC would obtain  duopolies in Los Angeles and San
                                                                       Francisco plus 6 ABC affiliates.
CABLE
-----
AT&T Broadband             AOL Time Warner         30%                 Economies of scale, improved leverage over
(T)                                                Ownership Cap       programmers and vendors, larger platform on
                                                                       which to launch new products and services.
                                                                       Cablevision  AOL  Time  Warner  30%  Cablevision's
                                                                       suburban  New York  cable  systems  Systems  (CVC)
                                                                       Ownership  Cap  would  allow AOL to  dominate  the
                                                                       U.S.'s top DMA.

NETWORKS
--------
Paxson                     General  Electric       35%                 NBC would own TV stations  reaching close to
(PAX)                                              Ownership Cap       70% of US households and 2 broadcast networks.

NEWSPAPERS
----------
Pulitzer                   Gannett                 TV/Newspaper        Gannett would obtain a cross-ownership
(PTZ)                      Belo                    Cross-Ownership     position in St. Louis. Belo would obtain cross-
                                                                       ownership positions in St. Louis and Tucson.
McClatchy                  Gannett                 TV/Newspaper        Gannett would obtain cross-ownership positions in
(MNI)                                              Cross-Ownership     Minneapolis and Sacramento.
Knight-Ridder              Tribune                 TV/Newspaper        Tribune would obtain cross-ownership positions
(KRI)                                              Cross-Ownership     in Philadelphia, Dallas-Ft. Worth, Miami, and
                                                                       Seattle  (including  Knight-Ridder's  49.5% owner-
                                                                       ship of the Seattle Times Company).
WIRELESS
--------
Dobson (DCEL)              Cingular                Spectrum Cap        Both Cingular and AT&T would complement their
                           AT&T Wireless (AWE)                         footprints  and  substantially  reduce their roaming
costs.
Rural Cellular             AT&T Wireless           Spectrum Cap        RCCC has limited footprint overlap with some
(RCCC)                     Verizon                                     of these carriers. AWE and VZ can fill in the gaps
                           Dobson                                      in  their   footprints   and  lower  their   roaming
expense.
                           US Cellular                                 Regional carriers (DCEL, USM, WWCA) can
                           Western Wireless                            strengthen their competitive position and grow
                                                                       revenue and cash flows.
US Cellular                AT&T Wireless           Spectrum Cap        Improve footprint in several markets across
(USM)                      Verizon                                     the country and lower roaming costs.
Cingular
Leap Wireless              Verizon                 Spectrum Cap        All of  these  carriers  would  be  able  to fill in some
(LWIN)                     Cingular                                    gaps in their footprints.
                           VoiceStream
Alltel (AT)                Verizon                 Spectrum Cap        Allows Verizon  to create  a  fully  national footprint
                                                                       and recapture earlier divested properties.



POTENTIAL TARGET           POTENTIAL ACQUIRER      RULE CHANGE NEEDED                    BENEFIT
---------------------------------------------------------------------------------------------------------------------------
Nextel (NXTL)              AT&T Wireless          Spectrum Cap         Gain  access to eight million  high-value
                                                                       Verizon business  customers and increase  spectrum
                                                                       ownership  Cingular  by  about  20 MHz in top  300
                                                                       MSAs.
Western Wireless (WWCA)    AT&T Wireless           Spectrum Cap        These carriers would gain network coverage and
                           Verizon                                     ownership in some of the country's mostly
                                                                       scarcely populated areas and substantially reduce
                                                                       roaming expense.
WIRELINE
----------
AT&T (T)                   Verizon                 Section 271         RBOC and LD combinations would recreate fully
Sprint (FON,PCS)           SBC                                         integrated   national  service   providers  able  to
offer
WorldCom (WCOM)            BellSouth                                   local and long distance voice and data.


COMPANIES MENTIONED (SYMBOL - 9/10/01 PRICE - EXCHANGE):
ACME Communications  (ACME - $7.35 - NASDAQ)                Nextel  Communications Inc. (NXTL - $10.55 - NASDAQ)
Alltel Corp.(AT - $57.07 - NYSE)                            Paxson  Communications  (PAX - $9.24 - AMEX)
AOL Time  Warner Inc.  (AOL - $34.41 - NYSE)                Pulitzer  Inc.  (PTZ -$47.45 - NYSE)
AT&T Corp. (T - $17.65 - NYSE)                              Rural Cellular  Corporation (RCCC - $32.61 - NASDAQ)
AT&T Wireless (AWE - $13.80 - NYSE)                         SBC  Communications  Inc. (SBC - $43.43 - NYSE)
BellSouth  Corp. (BLS - $39.72 - NYSE)                      Sinclair  Broadcast Grp.  Inc.  (SBGI - $9.87 - NASDAQ)
Belo Corp.  (BLC - $18.02 - NYSE)                           Sprint FON Group  (FON - $21.64 - NYSE)
Cablevision  Systems  Corp.  (CVC - $42.00 - NYSE)          Sprint PCS Group (PCS - $23.49 - NYSE)
Dobson  Communications  (DCEL - $11.21 - NASDAQ)            Tribune Company (TRB - $38.99 - NYSE)
Gannett Inc. (GCI - $63.72 - NYSE)                          US Cellular Corp. (USM - $49.65 - AMEX)
General  Electric Company (GE - $39.35 - NYSE)              Verizon  Communications  (VZ - $50.70 - NYSE)
Hearst-Argyle  Television  Inc.  (HTV - $20.24 - NYSE)      Viacom Inc.  (VIA - $37.90 - NYSE)
Knight-Ridder  (KRI - $60.34 - NYSE)                        Walt Disney  Company (DIS - $23.58 - NYSE)
Leap Wireless  Intl.  Inc. (LWIN - $14.30 - NASDAQ)         Western  Wireless Corp.  (WWCA - $30.00 - NASDAQ)
McClatchy  Company (MNI - $42.95 - NYSE)                    WorldCom  Inc. (WCOM - $12.92 - NASDAQ)
MCI Group (MCIT - $13.19 - NASDAQ)                          Young Broadcasting (YBTVA - $21.89 - NASDAQ)
News Corp. (NWS - $30.75 - NYSE)

Note: Gabelli Asset Management Inc. and its affiliates own on behalf of themselves or their clients less than 5% of the following companies: Acme Communications, Alltel Corp., AOL Time Warner, AT&T Corp., AT&T Wireless Corp., BellSouth Corp., Belo, Dobson Communications, Gannett, General Electric, Hearst-Argyle, Knight-Ridder, MCI Group, News Corp., Nextel Communications, SBC Communications, Sinclair Broadcast Group, Sprint FON Group, Sprint PCS Group, Tribune, US Cellular, Verizon, Walt Disney, Western Wireless and WorldCom. Those companies owned in excess of 5% follow:

        COMPANY                             % OF OWNERSHIP
        -------                             --------------
        Cablevision Systems                  6.50% of class A common stock
        Leap Wireless Intl., Inc.            6.73% of common stock
        McClatchy Company                    6.43% of class A common stock
        Paxson Communications               10.93% of class A common stock
        Pulitzer Inc.                       29.14% of common stock
        Rural Cellular Corp.                 6.15% of class A common stock
        Viacom Inc.                          7.59% of class A common stock
        Young Broadcasting, Inc.            11.15% of class A common stock
      One of the analysts who prepared this report owns less than 1,000 shares of stock of the following: AOL Time Warner, AT&T, AT&T Wireless, Gannett Inc., General Electric, Knight-Ridder, MCI Group, News Corp., Nextel, Rural Cellular, Walt Disney Company, Worldcom Inc., and Young Broadcasting.

      Evan Carpenter           Dmitry Khaykin              Andrew Rittenberry
      (914) 921-6595           (914) 921-5015              (914) 921-6592
[COPYRIGHT] Gabelli & Company, Inc. 2001

ONE CORPORATE CENTER RYE, NY 10580               GABELLI & COMPANY, INC.      TEL (914) 921-3700 FAX (914) 921-5098

--------------------------------------------------------------------------------
This report has been prepared as a matter of general information. It is not intended to be a complete description of any security or company mentioned and is not an offer to buy or sell any security. Unless otherwise noted, stock prices for 2001 reflect the closing price through the business day immediately prior to the date of this report. All facts and statistics are from sources believed reliable, but are not guaranteed as to accuracy. The firm and its affiliates, employees and clients may have recently established or disposed of, or may be establishing or disposing of, positions in securities mentioned in this report. Since portfolio managers make individual investment decisions in the accounts under their supervision, transactions in such accounts may be inconsistent with research reports. Additional information on these securities and companies is available upon request. [COPYRIGHT] Gabelli & Company, Inc. 2001
--------------------------------------------------------------------------------

LET'S TALK STOCKS
      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2001.
AT&T CORP. (T - $19.30 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local and wireless communications services, cable television and Internet communications services. Recently, the company announced that it would split into four separate companies. As part of the restructuring, AT&T has recently converted AT&T Wireless from a tracking stock to an asset-based stock and spun it off to AT&T shareholders. AT&T Broadband, which includes cable, will have an initial public offering ("IPO") for a tracking stock, and within 12 months of the IPO the tracking stock is expected to be converted to an asset-based stock. AT&T Consumer will become a new consumer tracking stock that will mirror the performance of the companies' residential long distance and WorldNet Internet access business. AT&T's principal unit would be AT&T Business, and shareholders would ultimately own all four. Recently, Comcast Corp. (CCZ - $55.40 - NYSE) submitted an unsolicited bid to acquire cable assets of AT&T for $58 billion in Comcast stock and assumed debt. AT&T management is reviewing this bid.
AT&T WIRELESS SERVICES INC. (AWE - $14.94 - NYSE) is the third largest wireless provider in the U.S. servicing about 17 million customers nationwide. Recently, AT&T Wireless became an independent company when it was converted from a tracking stock of AT&T to an asset-based stock and distributed to AT&T existing shareholders as part of a broader restructuring of AT&T. As a voice of confidence in the company strategy, a world leading wireless carrier NTT DoCoMo has recently acquired a 16% stake in AT&T Wireless for about $10 billion. Both companies will work together to replicate DoCoMo's phenomenal success in Japan with its i-mode broadband offering.
CENTURYTEL INC. (CTL - $33.50 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.8 million access lines in the South and Midwest. CenturyTel also has over 740,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CenturyTel has added seven states, ten cellular markets and 640,000 access lines to its customer base. The acquired operations have nearly doubled Century's revenues. The company has recently closed acquisitions of 475,000 access lines from Verizon for $1.5 billion. Century has recently announced its decision to divest its wireless operations and focus on growing its rural wireline operations. In July, the company received an unsolicited bid from Alltel (AT - $59.03 - NYSE) to acquire CenturyTel for $43 per share in cash and Alltel stock. CenturyTel management has rejected Alltel's initial offer.
CITIZENS COMMUNICATIONS CO. (CZN - $9.40 - NYSE), will soon become the country's largest independent local exchange carrier with about 3 million access lines once it completes several acquisitions of over 2 million lines for $6.5 billion. Upon completion of these transactions, accompanied by divestitures of its utilities operations, the company will reposition itself as a pure telecommunications company. Citizens also owns 81% of a competitive carrier, Electric Lightwave (ELIX - $0.46 - Nasdaq), with fiber optic networks covering the Western part of the U.S.
COMMONWEALTH TELEPHONE ENTERPRISES INC. (CTCO - $36.75 - NASDAQ) located in Dallas, PA, is an incumbent local exchange carrier ("ILEC") with over 421,000 access lines in rural Pennsylvania. Prior to

1997, the company was part of C-Tec Corp. and was controlled by Kiewit Diversified Group, Inc., a construction conglomerate based in Omaha, NE. The company was formed as part of a three-way tax-free reorganization of C-Tec in 1997. Level 3 Communications (LVLT - $3.78 - Nasdaq), an emerging broadband carrier and a successor to Kiewit Diversified Group, currently owns 46.3% of Commonwealth Telephone. The company provides local, long distance and Internet services and services to over 320,000 incumbent ILEC and 101,000 competitive ("CLEC") access lines. The company recently restructured its CLEC operations by exiting several unprofitable markets and is now focused on growing revenue and cash flow in the remaining three CLEC markets.
LIBERTY MEDIA CORP. (LMC'A - $12.70 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMC'A holds interests in globally branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.
Liberty Media Group Class A and Class B common stock were tracking stocks of AT&T, and they were spun off to the tracking stock shareholders in August 2001. SBC COMMUNICATIONS INC. (SBC - $47.12 - NYSE) is the second largest incumbent local exchange carrier in the U.S. with over 60 million access lines. SBC recently merged its wireless operations with those of BellSouth (BLS - $41.55 -
NYSE) forming a second largest U.S. mobile wireless provider, and Cingular Wireless currently servicing 21.3 million customers. SBC owns 60% of Cingular and consolidated its operations. SBC has strong presence around the globe with 20% stake of Bell Canada, 9% stake in Telefonos de Mexico, as well as various minority investments in Denmark, Norway, Belgium, France, and other European countries.
SPRINT PCS GROUP (PCS - $26.29 - NYSE) is a tracking stock of Sprint Corp. that was created to reflect the performance of Sprint's PCS ("Personal Communication Services") operations. Sprint was the winning bidder in the 1996 auction of PCS licenses and currently controls licenses covering over 250 million people. Sprint PCS is the only all-digital national PCS carrier. The company currently services over 12 million subscribers and has been one of the fastest growing wireless carriers.
TELEPHONE & DATA SYSTEMS INC. (TDS - $94.30 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $49.50 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp., which has recently been acquired by Deutsche Telekom (DT - $15.50 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at $2 billion. As part of VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.
VERIZON COMMUNICATIONS (VZ - $54.11 - NYSE) was formed by the merger of Bell Atlantic and GTE, and combination of the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $21.96 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing 28 million wireless customers. Verizon is also a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

MINIMUM INITIAL INVESTMENT - $1,000
      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms. WWW.GABELLI.COM
      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.
      In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                              WHO                    WHEN

      Special Chats:          Mario J. Gabelli       First Monday of each month
                              Howard Ward            First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          NOVEMBER            DECEMBER          JANUARY
      1st Wednesday       Lynda Calkin        Caesar Bryan      Walter Walsh
      2nd Wednesday       Walter Walsh        Ivan Arteaga      Lynda Calkin
      3rd Wednesday       Laura Linehan       Tim O'Brien       Tim O'Brien
      4th Wednesday       Barbara Marcin      Barbara Marcin    Caesar Bryan
      5th Wednesday                                             Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.
      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.
IN CONCLUSION
      For the first time in several quarters, the Fund's performance was in line with the broad markets. It appears that beaten down telecommunications stocks have finally sunk low enough not to be singled out for punishment in the distressed global equities markets.
      As we have detailed in this report, the industry's problems have not disappeared. However, demand for communications services - voice and data, wired and wireless - continues to grow at a strong pace. We believe rising demand will strain capacity sooner than anticipated. When it does, many of the industry's problems will be solved and investors will recognize that telecommunications is still one of the world's most dynamic long-term growth businesses. With valuations now discounting nothing but bad news, we believe telecommunications stocks have excellent upside potential in the years ahead.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABTX. Please call us during the business day for further information.

                                   Sincerely,
               /S/ MARIO J. GABELLI                  /S/ MARCGABELLI
               MARIO J. GABELLI, CFA                 MARC GABELLI
               Team Portfolio Manager and            Associate Portfolio Manager
               Chief Investment Officer
                                                     /S/ IVAN ARTEAGA
                                                     IVAN ARTEAGA, CFA
                                                     Associate Portfolio Manager
October 29, 2001

                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2001
                               ------------------

AT&T Corp.                                Liberty Media Corp.
AT&T Wireless Services Inc.               SBC Communications Inc.
CenturyTel Inc.                           Sprint PCS Group
Citizens Communications Co.               Telephone &Data Systems Inc.
Commonwealth Telephone Enterprises Inc.   Verizon Communications


                AVERAGE ANNUAL RETURNS -- SEPTEMBER 30, 2001 (A)
                     CLASS A SHARES        CLASS B SHARES       CLASS C SHARES
------------------------------------------------------------------------------
  1 Year                (36.55)%              (37.03)%              (37.01)%
                        (40.19)%(c)           (42.03)%(d)           (38.01)%(d)
  5 Year                 13.19%                12.98%               12.99%
                         11.85%(c)             12.78%(d)            12.99%(d)
  Life of Fund (b)       10.84%                10.71%               10.71%
                         10.01%(c)             10.71%(d)            10.71%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A, Class B and Class C Shares. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, March 13, 2000 and June 2, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares.
(b) Performance is calculated from inception of Class AAAShares on November 1, 1993. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.


 NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               MARKET
     SHARES                                                     VALUE
     ------                                                    ------

              COMMON STOCKS -- 98.7%
              AEROSPACE -- 1.8%
     90,000   Lockheed Martin Corp. .................. $    3,937,500
                                                       --------------
              BROADCASTING -- 0.4%
     25,310   CanWest Global Communications Corp. ....        155,403
     35,434   CanWest Global Communications Corp., Cl. A      218,475
      2,200   Claxson Interactive Group Inc.+ ........          6,050
     70,000   Paxson Communications Corp., Cl. A+ ....        504,000
      2,000   TiVo Inc.+ .............................          6,640
                                                       --------------
                                                              890,568
                                                       --------------
              BUSINESS SERVICES -- 1.6%
      9,000   Carlisle Holdings Ltd.+ ................         26,640
      4,000   Convergys Corp.+ .......................        111,000
     16,000   Donnelley (R.H.) Corp. .................        417,920
     50,000   Galileo International Inc. .............      1,038,000
     37,000   IDT Corp.+ .............................        425,500
     37,000   IDT Corp., Cl. B+ ......................        358,160
     70,000   Securicor Group plc ....................        120,369
      6,000   StarTek Inc.+ ..........................        104,940
     15,000   TPG NV, ADR ............................        283,500
     12,600   Vivendi Universal SA ...................        583,503
      2,000   Vivendi Universal SA, ADR ..............         92,700
                                                       --------------
                                                            3,562,232
                                                       --------------
              CABLE -- 2.7%
     15,000   Adelphia Communications Corp., Cl. A+ ..        333,000
     11,500   Austar United Communications Ltd.+ .....          1,022
     32,000   Cablevision Systems Corp., Cl. A+ ......      1,310,080
     35,000   Charter Communications Inc., Cl. A+ ....        433,300
     27,000   Comcast Corp., Cl. A ...................        959,850
     27,000   Comcast Corp., Cl. A, Special ..........        968,490
     11,550   Cox Communications Inc., Cl. A+ ........        482,212
     15,000   Mediacom Communications Corp.+ .........        195,450
    110,560   NTL Inc.+ ..............................        342,736
     15,000   Rainbow Media Group+ ...................        303,750
     35,090   Telewest Communications plc, ADR+ ......        170,186
    240,000   UnitedGlobalCom Inc., Cl. A+ ...........        556,800
                                                       --------------
                                                            6,056,876
                                                       --------------
              COMMUNICATIONS EQUIPMENT -- 3.2%
     30,000   360networks Inc.+ ......................          1,500
     30,000   Agere Systems Inc., Cl. A+ .............        123,900
    200,000   Allen Telecom Inc.+ ....................      1,740,000
    120,000   Champion Technology Holdings, ADR ......          7,692
     20,000   Communications Systems Inc. ............        124,000
      8,000   Copper Mountain Networks Inc.+ .........          6,400
     32,000   Ericsson (L.M.) Telephone Co., Cl. B, ADR       111,680
    170,000   Furukawa Electric Co. Ltd. .............        924,704
      2,500   General Semiconductor Inc. .............         24,000
    100,000   GN Store Nord A/S ......................        470,301
                                                       --------------

                                                               MARKET
     SHARES                                                     VALUE
     ------                                                    ------

      7,000   JDS Uniphase Corp.+ .................... $       44,240
      2,000   L-3 Communications Holdings Inc.+ ......        174,900
     50,000   Lucent Technologies Inc. ...............        286,500
    100,000   Motorola Inc. ..........................      1,560,000
     28,000   Nokia Corp., Cl. A, ADR ................        438,200
    100,000   Nortel Networks Corp. ..................        561,000
     22,000   Scientific-Atlanta Inc. ................        386,100
        750   Siemens AG, ADR ........................         28,800
    300,000   Time Engineering Berhad+ ...............        111,315
                                                       --------------
                                                            7,125,232
                                                       --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.3%
      1,000   America Online Latin America Inc.+ .....          3,290
      6,000   Covad Communications Group Inc.+ .......          2,190
      3,230   EarthLink Inc.+ ........................         49,193
    210,000   Genuity Inc.+ ..........................        329,700
      2,000   Geoworks Corp. .........................          1,420
      2,500   Korea Thrunet Co. Ltd., Cl. A+ .........          2,625
     24,000   Net2Phone Inc.+ ........................         72,720
     15,000   T-Online International AG+ .............         75,680
      1,000   Via Net.Works Inc.+ ....................            900
                                                       --------------
                                                              537,718
                                                       --------------
              DIVERSIFIED INDUSTRIAL -- 0.2%
      5,330   Bouygues SA ............................        137,565
     50,000   Hutchison Whampoa Ltd. .................        371,820
                                                       --------------
                                                              509,385
                                                       --------------
              ENERGY AND UTILITIES -- 3.9%
    190,000   Conectiv Inc. ..........................      4,465,000
    170,000   El Paso Electric Co.+ ..................      2,235,500
      3,000   E.ON AG ................................        155,431
     12,000   Florida Public Utilities Co. ...........        186,600
      8,000   Montana Power Co. ......................         42,000
     36,000   SCANA Corp. ............................        913,680
      9,000   SJW Corp. ..............................        737,100
                                                       --------------
                                                            8,735,311
                                                       --------------
              ENTERTAINMENT -- 3.5%
      6,000   AOL Time Warner Inc.+ ..................        198,600
      5,050   Fisher Communications Inc. .............        262,600
     74,000   Gemstar-TV Guide International Inc.+ ...      1,458,540
     27,000   Liberty Digital Inc.+ ..................        108,270
    458,000   Liberty Media Corp., Cl. A+ ............      5,816,600
     58,000   Metromedia International Group Inc.+ ...         69,600
                                                       --------------
                                                            7,914,210
                                                       --------------
              EQUIPMENT AND SUPPLIES-- 0.2%
      6,000   Amphenol Corp., Cl. A+ .................        208,500
     20,000   Thyssen Krupp AG+ ......................        205,821
                                                       --------------
                                                              414,321
                                                       --------------

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                               MARKET
     SHARES                                                     VALUE
     ------                                                    ------

              COMMON STOCKS (CONTINUED)
              PUBLISHING -- 0.5%
     15,000   Media General Inc., Cl. A .............. $      650,400
      8,000   News Corp. Ltd., ADR ...................        192,800
     21,280   Seat-Pagine Gialle SpA .................         15,659
     12,000   Telegraaf Holdingsmij - CVA ............        174,311
                                                       --------------
                                                            1,033,170
                                                       --------------
              SATELLITE -- 2.9%
        500   Asia Satellite Telecommunications
               Holdings Ltd., ADR ....................          6,500
      1,000   British Sky Broadcasting Group, ADR ....         52,500
     53,000   EchoStar Communications Corp., Cl. A+ ..      1,233,310
    195,000   General Motors Corp., Cl. H+ ...........      2,599,350
     50,000   Liberty Satellite & Technology Inc., Cl. A+      62,000
    295,000   Loral Space & Communications Ltd.+ .....        383,500
      2,000   Orbital Sciences Corp.+ ................          3,640
     85,000   PanAmSat Corp.+ ........................      1,982,200
     22,000   Pegasus Communications Corp.+ ..........        154,000
     10,000   PT Indosat Tbk, ADR ....................         82,800
                                                       --------------
                                                            6,559,800
                                                       --------------
              TELECOMMUNICATIONS: BROADBAND -- 0.9%
     19,000   Adelphia Business Solutions Inc.+ ......         20,140
    110,000   BroadWing Inc.+ ........................      1,768,800
      4,500   Choice One Communications Inc.+ ........          7,335
      3,500   Colt Telecom Group plc+ ................         15,925
      2,000   Davel Communications Group Inc.+ .......            100
     17,000   Golden Telecom Inc. ....................        132,600
      2,000   Jazztel plc, ADR+ ......................          6,040
     20,000   Metromedia Fiber Network Inc., Cl. A+ ..          6,800
     20,000   NorthPoint Communications Group Inc.+ ..          1,800
    100,000   Pacific Century CyberWorks Ltd. ........         24,617
     60,000   United Pan-Europe Communications NV,
               Cl. A, ADR+ ...........................         16,800
     30,000   XO Communications Inc., Cl. A+ .........         12,300
                                                       --------------
                                                            2,013,257
                                                       --------------
              TELECOMMUNICATIONS: LOCAL -- 22.6%
     96,924   Aliant Inc. ............................      1,900,182
      3,000   Allegiance Telecom Inc.+ ...............          9,030
     72,000   ALLTEL Corp. ...........................      4,172,400
     80,000   AT&T Canada Inc., Cl. B+ ...............      2,320,800
     15,200   Atlantic Tele-Network Inc. .............        202,920
     90,000   BellSouth Corp. ........................      3,739,500
      9,000   Brasil Telecom Participacoes SA, ADR ...        244,800
    290,000   CenturyTel Inc. ........................      9,715,000
    326,800   Citizens Communications Co. ............      3,071,920
    124,817   Commonwealth Telephone Enterprises Inc.+      4,587,025
     41,400   Commonwealth Telephone
               Enterprises Inc., Cl. B+ ..............      1,614,600
     40,000   Conestoga Enterprises Inc. .............        918,000

                                                               MARKET
     SHARES                                                     VALUE
     ------                                                    ------

    100,000   CoreComm Ltd.+ ......................... $        9,000
     10,000   E.Spire Communications Inc. ............            600
     25,000   Eircom plc .............................         30,737
     46,000   Electric Lightwave Inc., Cl. A+ ........         21,160
    150,000   First Pacific Co. Ltd. .................         18,078
     15,000   First Pacific Co. Ltd., ADR ............          9,039
     70,000   McLeodUSA Inc., Cl. A+ .................         53,900
     60,000   RCN Corp.+ .............................        192,000
    250,000   Rogers Communications Inc., CB, ADR+ ...      3,212,500
    108,000   SBC Communications Inc. ................      5,088,960
     10,500   Shenandoah Telecommunications Co. ......        365,400
    450,000   Sonera Oyj .............................      1,221,267
     25,693   Tele Norte Leste Participacoes SA, ADR .        232,522
     20,000   Telecom Argentina Stet France
               Telecom SA, ADR .......................        173,800
  1,000,000   TelecomAsia Corp. Public Co. Ltd. ......        206,834
      3,000   Time Warner Telecom Inc., Cl. A+ .......         21,750
    130,000   Verizon Communications .................      7,034,300
                                                       --------------
                                                           50,388,024
                                                       --------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 6.2%
    271,994   AT&T Corp. .............................      5,249,484
     20,000   Call-Net Enterprises Inc.+ .............          8,229
     26,000   Embratel Participacoes SA, ADR+ ........         72,540
     75,000   General Communication Inc., Cl. A+ .....        907,500
    100,000   Global Crossing Ltd.+ ..................        180,000
        422   KDDI Corp. .............................      1,154,805
    150,000   Qwest Communications International Inc.+      2,505,000
    150,000   Sprint FON Group .......................      3,601,500
      5,000   Telegroup Inc.+ ........................              1
        680   WorldCom Inc. - MCI Group ..............         10,356
     17,000   WorldCom Inc. - WorldCom Group+ ........        255,680
                                                       --------------
                                                           13,945,095
                                                       --------------
              TELECOMMUNICATIONS: NATIONAL -- 18.3%
        500   Avaya Inc.+ ............................          4,950
    240,000   BCE Inc. ...............................      5,292,000
     43,797   Brasil Telecom SA ......................            161
     12,000   British Telecommunications plc, ADR ....        613,800
     25,000   Cable & Wireless plc ...................        102,971
    261,667   Cable & Wireless plc, ADR ..............      3,378,121
 13,236,363   Cable & Wireless Jamaica Ltd. ..........        481,410
      6,000   China Unicom Ltd., ADR+ ................         64,800
     64,000   Compania de Telecomunicaciones
               de Chile SA, ADR ......................        630,400
    439,000   Deutsche Telekom AG, ADR ...............      6,804,500
     90,000   Elisa Communications Oyj, Cl. A ........        917,999
      3,000   France Telecom SA, ADR .................         95,970
      4,707   Hellenic Telecommunications
               Organization SA .......................         76,218
      3,500   Hellenic Telecommunications
               Organization SA, ADR+ .................         27,825

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                               MARKET
     SHARES                                                     VALUE
     ------                                                    ------

              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS: NATIONAL (CONTINUED)
      8,000   Hungarian Telephone & Cable Corp.+ ..... $       28,800
        400   Japan Telecom Co. Ltd. .................      1,245,698
      5,000   Korea Telecom Corp. ....................        169,530
     30,964   KPN NV, ADR ............................         83,603
        500   Magyar Tavkozlesi Rt, ADR ..............          6,755
        237   Nippon Telegraph & Telephone Corp. .....      1,106,119
     11,500   Nippon Telegraph & Telephone Corp., ADR         266,225
      2,000   Pakistan Telecommunications, GDR (a) ...         42,902
     85,000   Philippine Long Distance
               Telephone Co., ADR ....................        803,250
     68,000   Portugal Telecom SA, ADR ...............        488,240
     21,600   PT Telekomunikasi Indonesia, ADR .......        120,744
     10,000   Rostelecom, ADR ........................         30,700
    100,000   Singapore Telecommunications Ltd. ......        102,472
    158,000   Swisscom AG, ADR .......................      4,452,440
     20,000   Tele Danmark A/S, ADR ..................        348,400
     22,000   Telecom Corp. of New Zealand Ltd., ADR .        305,800
    190,000   Telecom Italia SpA .....................      1,434,465
     18,000   Telecom Italia SpA, ADR ................      1,371,060
    127,980   Telefonica SA, ADR .....................      4,344,921
      5,653   Telefonica SA, BDR+ ....................         62,446
     50,000   Telefonos de Mexico SA, Cl. L, ADR .....      1,614,500
    304,000   Telekom Malaysia Berhad ................        735,996
  3,355,677   Telemar Norte Leste SA .................         47,121
      2,400   Telstra Corp. Ltd., ADR ................         30,480
     71,079   TELUS Corp. ............................        850,405
    201,015   TELUS Corp., Non-Voting ................      2,284,102
      8,075   Thai Telephone & Telecom, GDR (a)+ .....          1,615
     30,000   Williams Communications Group Inc.+ ....         35,400
                                                       --------------
                                                           40,905,314
                                                       --------------
              WIRELESS COMMUNICATIONS-- 29.5%
     40,000   ABC Communications Holdings Ltd. .......            964
     14,000   AirGate PCS Inc.+ ......................        621,880
    100,000   America Movil, SA de CV, Cl. L, ADR+ ...      1,483,000
    377,527   AT&T Wireless Services Inc.+ ...........      5,640,253
        501   Celular CRT Participacoes ..............             64
     50,000   Centennial Cellular Corp., Cl. A+ ......        450,000
      7,000   China Mobile (Hong Kong) Ltd., ADR+ ....        112,350
     70,000   CP Pokphand, ADR+ ......................         24,682
     67,000   Dobson Communications Corp., Cl. A+ ....        693,450
     10,000   Easycall Group+ ........................            252
    240,000   Europolitan Holdings AB ................      1,372,343
     42,988   Grupo Iusacell SA de CV, ADR+ ..........         96,723
     26,000   Himachal Futuristic (a) ................        156,000
     44,000   Leap Wireless International Inc.+ ......        690,800
    130,000   Libertel NV+ ...........................        947,142
     14,000   Metricom Inc.+ .........................          4,060
      2,500   Metrocall Inc.+ ........................            225

                                                               MARKET
     SHARES                                                     VALUE
     ------                                                    ------

    132,700   Microcell Telecommunications Inc.+ ..... $      289,286
      3,000   Motient Corp.+ .........................            270
    510,000   Nextel Communications Inc., Cl. A+ .....      4,406,400
    120,000   Nextel Partners Inc., Cl. A+ ...........        807,600
        327   NTT DoCoMo Inc.+ .......................      4,419,289
     23,000   Orange SA+ .............................        167,571
     10,000   PNV.net Inc. ...........................            100
    110,000   Price Communications Corp.+ ............      1,864,500
    284,000   Rogers Wireless
               Communications Inc., Cl. B+ ...........      3,024,600
     40,000   Rural Cellular Corp., Cl. A+ ...........        972,000
    145,000   SK Telecom Co. Ltd., ADR ...............      2,673,800
    173,000   Sprint PCS Group+ ......................      4,548,170
     80,000   Technology Resources Industries ........         56,421
      2,300   Tele Celular Sul Participacoes SA, ADR .         23,920
      7,666   Tele Centro Oeste Celular
               Participacoes SA, ADR .................         37,947
        460   Tele Leste Celular Participacoes SA, ADR          5,658
      1,150   Tele Nordeste Celular
               Participacoes SA, ADR .................         20,700
        460   Tele Norte Celular
               Participacoes SA, ADR .................          9,375
      5,000   Telecel-Comunicacaoes Pessoais SA, ADR .         29,188
  1,000,000   Telecom Italia Mobile SpA ..............      4,854,104
     23,400   TeleCorp PCS Inc., Cl. A+ ..............        258,570
      1,150   Telemig Celular Participacoes SA, ADR ..         26,105
    200,000   Telephone & Data Systems Inc. ..........     18,860,000
  5,272,417   Telesp Celular Participacoes SA ........         10,168
      9,200   Telesp Celular Participacoes SA, ADR ...         48,576
     50,000   Teligent Inc., Cl. A+ ..................          8,500
     20,000   Total Access Communications plc+ .......         29,800
     12,000   Triton PCS Holdings Inc., Cl. A+ .......        456,000
     70,000   United States Cellular Corp.+ ..........      3,465,000
     20,000   Vimpel Communications, ADR+ ............        328,400
     11,848   Vodafone Group plc .....................         26,118
     51,000   Vodafone Group plc, ADR ................      1,119,960
     20,000   Western Wireless Corp., Cl. A+ .........        675,600
     53,000   Winstar Communications Inc.+ ...........          3,710
                                                       --------------
                                                           65,821,594
                                                       --------------
              TOTAL COMMON STOCKS ....................    220,349,607
                                                       --------------

              PREFERRED STOCKS -- 0.7%
              ENTERTAINMENT -- 0.0%
      1,500   Metromedia International Group Inc.,
               7.25% Cv. Pfd. ........................         12,375
                                                       --------------
              PUBLISHING -- 0.2%
     17,040   News Corp. Ltd., Pfd., ADR .............        362,782
                                                       --------------
              TELECOMMUNICATIONS: LOCAL-- 0.4%
     22,000   Citizens Communications Co.,
               5.00% Cv. Pfd. ........................        957,880
                                                       --------------

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                               MARKET
     SHARES                                                     VALUE
     ------                                                    ------



              PREFERRED STOCKS (CONTINUED)
              TELECOMMUNICATIONS: NATIONAL -- 0.1%
     12,000   Philippine Long Distance Telephone Co.,
               $3.50 Cv. Pfd., Ser. III .............. $      286,200
                                                       --------------
              WIRELESS COMMUNICATIONS -- 0.0%
 19,593,149   Tele Sudeste Celular Participacoes SA, Pfd.      50,624
    197,928   Telesp Celular Participacoes SA, Pfd.+ .            426
                                                       --------------
                                                               51,050
                                                       --------------
              TOTAL PREFERRED STOCKS .................      1,670,287
                                                       --------------

              RIGHTS -- 0.0%
              TELECOMMUNICATIONS: LOCAL -- 0.0%
    315,789   TelecomAsia Corp. Public Co. Ltd., Rights             0
                                                       --------------

    PRINCIPAL
     AMOUNT
    ---------

              CORPORATE BONDS -- 0.6%
              TELECOMMUNICATIONS: NATIONAL -- 0.5%
 $1,000,000   Telekom Malaysia Berhad,
               4.00%, 10/03/04 (a) ...................        965,000
  1,000,000   Winstar Communications Inc.,
               12.50%, 04/15/08 ......................         12,500
                                                       --------------
                                                              977,500
                                                       --------------
              WIRELESS COMMUNICATIONS -- 0.1%
    250,000   Technology Resources Industries,
               Sub. Deb. Cv.
               2.75%, 05/29/02 (a) ...................        266,250
                                                       --------------
              TOTAL CORPORATE BONDS ..................      1,243,750
                                                       --------------
              TOTAL INVESTMENTS -- 100.0%
                (Cost $266,299,975) ..................    223,263,644
              OTHER ASSETS AND
                LIABILITIES (NET) -- 0.0% .............        87,775
                                                       --------------
              NET ASSETS -- 100.0% ....................$  223,351,419
                                                       ==============

  PRINCIPAL                              SETTLEMENT   UNREALIZED
   AMOUNT                                   DATE      DEPRECIATION
  ---------                              ----------   ------------

               FORWARD FOREIGN EXCHANGE CONTRACTS
  4,601,000(b) Deliver Hong Kong Dollars
               in exchange for
               USD 590,006 ............... 08/01/02       $ (301)
                                                          ======
    ------------------------
   (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the market value of Rule 144A securities amounted to $1,431,767 or 0.6% of total net assets.
   (b)   Principal amount denoted in Hong Kong Dollars.
   +     Non-income producing security.
   ADR - American Depositary Receipt.
   BDR - Brazilian Depositary Receipt.
   GDR - Global Depositary Receipt.
   USD -  U.S. Dollars.
                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------       -----     ------------
    North America .................  73.0%     $163,117,273
    Europe ........................  15.7%       35,018,250
    Asia/Pacific Rim ..............   4.7%       10,494,102
    Japan .........................   4.1%        9,116,840
    Latin America .................   2.5%        5,517,179
                                    -----      ------------
                                    100.0%     $223,263,644
                                    =====      ============

[PHOTO OF MARIO J. GABELLI, CFA OMITTED]

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND CHIEF       MANAGING DIRECTOR
EXECUTIVE OFFICER               BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA


                         OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA           Marc Gabelli
PRESIDENT AND CHIEF             ASSOCIATE PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                 Ivan Arteaga, CFA
VICE PRESIDENT AND TREASURER    ASSOCIATE PORTFOLIO MANAGER

James E. McKee
SECRETARY
                                   DISTRIBUTOR
                             Gabelli & Company, Inc.
                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company
                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB401Q301SR


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001